================================================================================


                         PROGRESSIVE RETURN FUND, INC.

















                                 ANNUAL REPORT
                               DECEMBER 31, 2001

================================================================================

--------------------------------------------------------------------------------
CONTENTS
--------------------------------------------------------------------------------

Letter to Shareholders ....................................................    1

Portfolio Summary .........................................................    4

Schedule of Investments ...................................................    5

Statement of Assets and Liabilities .......................................   12

Statement of Operations ...................................................   13

Statement of Changes in Net Assets ........................................   14

Financial Highlights ......................................................   15

Notes to Financial Statements .............................................   16

Report of Independent Accountants .........................................   20

Description of Dividend Reinvestment & Cash Purchase Plan .................   21

Additional Information Regarding the Fund's Directors and Officers ........   22

Summary of General Information ............................................   24

Shareholder Information ...................................................   24

Privacy Policy Notice .....................................................   25



================================================================================

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                January 31, 2002

Dear Fellow Shareholder:

Our annual report for Progressive Return Fund, Inc. (the "Fund") covering the year ended December 31, 2001 follows. At the end of the year, the Fund's net assets were $41.8 million and the Net Asset Value ("NAV") per share was $9.90. The discount from NAV at which the Fund's shares traded improved markedly to 9.60% at the end of the year from 23.20% at the beginning of the year. Investment focus changed to a much broader diversification in U.S. and non-U.S. equities. Early in the year, officers of the Fund managed the portfolio internally. Shareholders confirmed the choice of Cornerstone Advisors, Inc. as investment manager at the Fund's annual meeting in April 2001.

ECONOMIC AND MARKET SUMMARY

Investors in 2001 faced a very difficult year as the market continued the decline that started in 2000. As the economy stalled into recession in March and earnings disappointments flooded the news, even aggressive support by the Federal Reserve in lowering short-term interest rates had limited effect. The tragic events of September 11th finally pushed markets into a tumultuous, but brief, free-fall.

The negative momentum accelerated in the third quarter with the S&P 500 Index posting a decline of 14.9%, its biggest quarterly drop since the crash of 1987, and leaving this U.S. equity index down 21.2% for the first nine months of 2001. The sorry state of the economy was confirmed by a 1.3% quarterly decline in the U.S. Gross Domestic Product (GDP), the broadest gauge of economic health. Even an encouraging rebound in the fourth quarter still left the index down 13.0% for all of 2001. Most sectors returned double-digit losses with telecommunications, information technology, and utilities hit particularly hard. With recession dampening exports, and currencies weakening against the dollar, most international markets fared even worse. The Morgan Stanley Capital International Europe Australasia Far East Index, representing developed global markets, tumbled 22.6% for the year.

However, as economic data comes in for the fourth quarter, the outlook for economic recovery looks increasingly positive. The GDP increased 0.2% in this final quarter of 2001, defying economists' previous expectations for a decline of 1.0%. Nevertheless, this still left GDP up only 1.1% for the year, a weak performance not seen since the 0.5% decline in 1991, in the midst of the last recession. Fourth quarter economic activity was aided by rising government spending, as the war on terrorism continued, as well as by continuing strong consumer spending on items such as automobiles. Government spending grew 9.2%, the biggest rise in fifteen years. Total consumer spending jumped 5.4%, with durable goods purchases rising a sizzling 38.4%, the largest increase since 1986. As a result, companies saw their inventories drop by an amazing $120.6 billion in the quarter, the largest decline ever recorded. Unlike households, businesses continued to keep a tight rein on spending. Plant and equipment expenditures dove 12.8% in the fourth quarter, which followed a drop of 8.5% in the third quarter.



================================================================================

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONTINUED)
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE

In this challenging climate, the Fund posted a -11.62% total return on NAV for the year. By comparison, the S&P 500 Index fell 13.0% during the same period. Moving the portfolio from the beginning of the year focus in international equities to more broadly diversified U.S. equities proved to be beneficial. This reduction in international exposure allowed the Fund to avoid much of the adverse currency impact from the strong dollar and to concentrate on domestic equities.

In spite of the generally disappointing performance in information technology, several of our largest positions in this sector proved to be strong performers and finished the year with solid gains. As in the first half of the year, the Fund benefited from the positive performance of several investments in financial services. Investments in consumer sectors, including retail and healthcare products, also produced positive returns for both the second half and for the full year.

OUTLOOK

The Federal Reserve was impressed enough by positive signs in the economy that it brought an end to the year-long campaign of interest rate cuts. At their just completed meeting on January 30, 2002, policymakers left their benchmark rate unchanged at 1.75%, a 40-year low. The Fed did, however, reiterate its long-standing warning that economic weakness, not possible future inflation, remains the main concern for the U.S. economy.

Going forward, we believe there is increasing evidence that the economy may have bottomed out and will begin to recover in the first half of 2002. Last quarter's unprecedented depletion of business inventories bodes well for a rebound. Companies will need to ramp up production significantly to replace these depleted goods, helping to fuel GDP growth for future quarters. Unemployment is likely to edge up slightly in the first quarter of 2002, possibly to 5.9%, the highest level in almost seven years, even as the rate of job losses slows and the economic outlook continues to brighten. This expected bottoming out of job losses should be a firm signal that the recession has ended and economic recovery is firmly at hand.

We see that the stock market record of the past few years supports time-tested principles of equity investing and are confident that our strategies, which are consistent and conservative, will prove their worth. We continue to maintain that our approach involving a long-term perspective, with an emphasis on broad diversification, balanced asset allocation and liquidity, and our current U.S. equity focus, are appropriate for the shareholders of our Fund. The Board continues to emphasize using the Fund's unique advantages to enhance long-term capital appreciation. Under the Board's leadership:

     - The investment manager was able to use the investment flexibility given by the stockholders to broadly diversify the Fund's holdings.

        - The program of repurchasing the Fund's shares has continued. Through December 31, 2001, a total of 1,126,900 shares had been bought by the Fund, representing 21.04% of the shares outstanding at the start of the program. In effect, this repurchasing of shares at a discount allows the Fund to purchase its portfolio at below market prices. It has provided a direct benefit to those remaining as shareholders by increasing the Fund's NAV. It has also provided additional liquidity for those shareholders desiring to sell their Fund shares.




================================================================================

--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS (CONCLUDED)
--------------------------------------------------------------------------------

     - The level of expenses has been substantially reduced. Even with the lower level of assets, the expense ratio has dropped. An emphasis on cost control, changes in service providers, and fee waivers by the investment manager all helped to keep costs lower than in the past.

     - The Fund made a distribution in excess of net investment income of $1.00 per share which was declared on December 14, 2001 with an ex-date of December 29, 2001. Tax treatment of such distribution will be determined at the end of the Fund's December 31, 2002 fiscal year upon which time the Fund will furnish tax documentation, as necessary. The Fund's dividend reinvestment plan gives shareholders the choice between receiving their distributions in cash or reinvesting in shares issued from the Fund's treasury share balance.

We believe that our highly diversified portfolio will enable Progressive Return Fund, Inc. to produce excellent returns for the long-term investor. We know you have a choice, we thank you for your support, and we look forward to continuing to serve you in the future.

Sincerely,



/s/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman







================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN, BY SECTOR
                                                                      Percent of
        Sector                                                        Net Assets
--------------------------------------------------------------------------------
1.      Drugs (Major Pharmaceuticals)                                   11.5
--------------------------------------------------------------------------------
2.      Manufacturing (Diversified)                                      7.5
--------------------------------------------------------------------------------
3.      Computers (Software & Services)                                  7.3
--------------------------------------------------------------------------------
4.      Computers (Hardware)                                             5.8
--------------------------------------------------------------------------------
5.      Insurance (Property-Casualty)                                    4.9
--------------------------------------------------------------------------------
6.      Banks (Money Center)                                             4.2
--------------------------------------------------------------------------------
7.      Oil (International Integrated)                                   3.9
--------------------------------------------------------------------------------
8.      Telephone                                                        3.6
--------------------------------------------------------------------------------
9.      Retail (Discounters)                                             3.4
--------------------------------------------------------------------------------
10.     Electronics (Semiconductors)                                     3.4
--------------------------------------------------------------------------------


TOP TEN HOLDINGS, BY ISSUER
                                                                     Percent of
        Holding                               Sector                 Net Assets
--------------------------------------------------------------------------------
1.  Microsoft Corp. Computers          (Software & Services)            5.4
--------------------------------------------------------------------------------
2.  General Electric Co.              Manufacturing (Diversified)       4.3
--------------------------------------------------------------------------------
3.  International Business
        Machines Corp.                   Computers (Hardware)           4.2
--------------------------------------------------------------------------------
4.  Pfizer Inc.                      Drugs (Major Pharmaceuticals)      2.8
--------------------------------------------------------------------------------
5.  Citigroup Inc.                   Insurance (Property-Casualty)      2.8
--------------------------------------------------------------------------------
6.  Wal-Mart Stores, Inc.                 Retail (Discounters)          2.8
--------------------------------------------------------------------------------
7.  Intel Corp.                      Electronics (Semiconductors)       2.3
--------------------------------------------------------------------------------
8.  Royal Dutch Petroleum Co.       Oil (International Integrated)      2.2
--------------------------------------------------------------------------------
9.  John Hancock Bank & Thrift
       Opportunity Fund               Closed-End Domestic Funds         2.0
--------------------------------------------------------------------------------
10. Johnson & Johnson               Drugs (Major Pharmaceuticals)       2.0
--------------------------------------------------------------------------------




================================================================================


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 108.88%
BERMUDA - 1.25%
     CAPITAL GOODS - 1.25%
     MANUFACTURING (DIVERSIFIED) - 1.25%
     Tyco International Ltd. .........................
       (cost - $478,612) .............................        8,897   $  524,033
                                                                      ----------

CANADA - 0.27%
     BASIC MATERIALS - 0.27%
     ALUMINUM - 0.13%
     Alcan Inc. ......................................        1,500       53,895
                                                                      ----------

     GOLD & PRECIOUS METALS - 0.14%
     Barrick Gold Corp. ..............................        2,589       41,295
     Placer Dome Inc. ................................        1,500       16,365
                                                                      ----------
                                                                          57,660
                                                                      ----------
     Total Basic Materials ...........................                   111,555
                                                                      ----------
     Total Canada (cost - $102,219) ..................                   111,555
                                                                      ----------

FRANCE - 0.71%
     COMMUNICATION SERVICES - 0.71%
     TELECOMMUNICATIONS (CELLULAR) - 0.71%
     Alcatel SA, ADR
       (cost - $305,685) .............................       18,000      297,900
                                                                      ----------

GERMANY - 0.56%
     CAPITAL GOODS - 0.56%
     MANUFACTURING (DIVERSIFIED) - 0.56%
     Siemens AG, ADR
       (cost - $285,275) .............................        3,600      235,728
                                                                      ----------

NETHERLANDS - 3.21%
     CONSUMER STAPLES - 0.62%
     FOODS - 0.62%
     Unilever NV, NY Shares ..........................        4,500      259,245
                                                                      ----------

     ENERGY - 2.59%
     OIL (INTERNATIONAL INTEGRATED) - 2.25%
     Royal Dutch Petroleum Co., NY Shares ............       19,200      941,184
                                                                      ----------

     OIL & GAS (EXPLORATION & PRODUCTION) - 0.34%
     Schlumberger Ltd. ...............................        2,600      142,870
                                                                      ----------
     Total Energy ....................................                 1,084,054
                                                                      ----------
     Total Netherlands
       (cost - $1,532,738) ...........................                 1,343,299
                                                                      ----------




                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------


PANAMA - 0.18%
     CONSUMER STAPLES - 0.18%
     ENTERTAINMENT - 0.18%
     Carnival Corp. (cost - $80,421) .................        2,700   $   75,816
                                                                      ----------

UNITED STATES - 102.70%
     BASIC MATERIALS - 2.35%
     ALUMINUM - 0.35%
     Alcoa Inc. ......................................        4,200      149,310
                                                                      ----------

     CHEMICALS (DIVERSIFIED) - 1.27%
     Air Products & Chemicals, Inc. ..................        1,100       51,601
     Dow Chemical Co. (The) ..........................        4,100      138,498
     E.I. Du Pont de Nemours & Co. ...................        7,200      306,072
     Rohm & Hass Co. .................................        1,000       34,630
                                                                      ----------
                                                                         530,801
                                                                      ----------

     PAPER & FOREST PRODUCTS - 0.73%
     International Paper Co. .........................        2,500      100,875
     Kimberly-Clark Corp. ............................        2,500      149,500
     Weyerhaeuser Co. ................................        1,000       54,080
                                                                      ----------
                                                                         304,455
                                                                      ----------
     Total Basic Materials ...........................                   984,566
                                                                      ----------

     CAPITAL GOODS - 7.92%
     AEROSPACE/DEFENSE - 0.90%
     General Dynamics Corp. ..........................        2,600      207,064
     Lockheed Martin Corp. ...........................        2,500      116,675
     Raytheon Co. ....................................        1,600       51,952
                                                                      ----------
                                                                         375,691
                                                                      ----------

     ELECTRICAL EQUIPMENT - 0.46%
     Motorola, Inc. ..................................       10,000      150,200
     Solectron Corp.+ ................................        3,700       41,736
                                                                      ----------
                                                                         191,936
                                                                      ----------

     MACHINERY (DIVERSIFIED) - 0.54%
     Caterpillar Inc. ................................        1,600       83,600
     Deere & Co. .....................................        1,100       48,026
     Illinois Tool Works Inc. ........................        1,400       94,808
                                                                      ----------
                                                                         226,434
                                                                      ----------



================================================================================
                                 See accompanying notes to financial statements.
                                                                               5



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------




     MANUFACTURING (DIVERSIFIED) - 5.71%
     General Electric Co. ............................       45,400   $1,819,632
     Honeywell International Inc. ....................        3,600      121,752
     Masco Corp. .....................................        2,500       61,250
     Minnesota Mining & Manufacturing Co. (3M) .......        1,900      224,599
     United Technologies Corp. .......................        2,500      161,575
                                                                      ----------
                                                                       2,388,808
                                                                      ----------

     OFFICE EQUIPMENT & SUPPLIES - 0.10%
     Imagistics International Inc.+ ..................           88        1,087
     Pitney Bowes Inc. ...............................        1,100       41,371
                                                                      ----------
                                                                          42,458
                                                                      ----------

     WASTE MANAGEMENT - 0.21%
     Waste Management, Inc. ..........................        2,800       89,348
                                                                      ----------
     Total Capital Goods .............................                 3,314,675
                                                                      ----------

     CLOSED-END FUNDS - 2.03%
     CLOSED-END DOMESTIC FUNDS - 2.03%
     John Hancock Bank & Thrift Opportunity Fund .....      103,000      850,780
                                                                      ----------

     COMMUNICATION SERVICES - 6.05%
     TELECOMMUNICATIONS (CELLULAR) - 0.66%
     ALLTEL Corp. ....................................        1,500       92,595
     AT&T Wireless Services Inc.+ ....................        5,534       79,524
     Sprint Corp. (PCS Group)+ .......................        4,300      104,963
                                                                      ----------
                                                                         277,082
                                                                      ----------

     TELECOMMUNICATIONS (LONG DISTANCE) - 1.76%
     AT&T Corp. ......................................       21,200      384,568
     Sprint Corp. ....................................        4,000       80,320
     WorldCom, Inc. (WorldCom Group)+ ................       19,200      270,336
                                                                      ----------
                                                                         735,224
                                                                      ----------

     TELEPHONE - 3.63%
     BellSouth Corp. .................................        8,500      324,275
     SBC Communications Inc. .........................       15,500      607,135
     Verizon Communications Inc. .....................       12,400      588,504
                                                                      ----------
                                                                       1,519,914
                                                                      ----------
     Total Communication Services ....................                 2,532,220
                                                                      ----------



                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------



     CONSUMER CYCLICALS - 10.23%
     AUTO PARTS & Equipment - 0.28%
     Delphi Automotive Systems Corp. .................        2,600   $   35,516
     Johnson Controls, Inc. ..........................        1,000       80,750
                                                                      ----------
                                                                         116,266
                                                                      ----------

     AUTOMOBILES - 0.81%
     Ford Motor Co. ..................................        8,600      135,192
     General Motors Corp. ............................        2,600      126,360
     Harley-Davidson, Inc. ...........................        1,400       76,034
                                                                      ----------
                                                                         337,586
                                                                      ----------

     BUILDING MATERIALS - 0.07%
     Georgia-Pacific Corp. ...........................        1,000       27,610
                                                                      ----------

     CONSUMER (JEWELRY, NOVELTIES) - 0.10%
     Mattel, Inc. ....................................        2,500       43,000
                                                                      ----------

     HOUSEHOLD FURNISHINGS & APPAREL - 0.19%
     Bed Bath & Beyond Inc.+ .........................        1,300       44,070
     Newell Rubbermaid Inc. ..........................        1,300       35,841
                                                                      ----------
                                                                          79,911
                                                                      ----------

     LODGING & HOTELS - 0.15%
     Hilton Hotels Corp. .............................        1,700       18,564
     Marriott International, Inc., Class A ...........        1,100       44,715
                                                                      ----------
                                                                          63,279
                                                                      ----------

     PUBLISHING (NEWSPAPERS) - 0.32%
     Gannett Co., Inc. ...............................        1,200       80,676
     Tribune Co. .....................................        1,400       52,402
                                                                      ----------
                                                                         133,078
                                                                      ----------

     RETAIL (BUILDING SUPPLIES) - 0.80%
     Lowe's Companies, Inc. ..........................        7,200      334,152
                                                                      ----------

     RETAIL (COMPUTERS & ELECTRONICS) - 0.51%
     Best Buy Co., Inc. ..............................        2,500      186,200
     Circuit City Stores-Circuit City Group ..........        1,000       25,950
                                                                      ----------
                                                                         212,150
                                                                      ----------



================================================================================
See accompanying notes to financial statements.
6



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------


     RETAIL (DEPARTMENT STORES) - 0.81%
     Federated Department Stores, Inc.+ ..............        1,000   $   40,900
     J.C. Penney Co., Inc. ...........................        1,300       34,970
     Kohl's Corp.+ ...................................        3,000      211,320
     May Department Stores Co. (The) .................        1,400       51,772
                                                                      ----------
                                                                         338,962
                                                                      ----------

     RETAIL (DISCOUNTERS) - 3.36%
     Dollar General Corp. ............................        1,500       22,350
     Kmart Corp.+ ....................................        2,500       13,650
     Target Corp. ....................................        4,100      168,305
     TJX Companies, Inc. (The) .......................        1,300       51,818
     Wal-Mart Stores, Inc. ...........................       20,000    1,151,000
                                                                      ----------
                                                                       1,407,123
                                                                      ----------

     RETAIL (GENERAL MERCHANDISE) - 0.18%
     Sears, Roebuck & Co. ............................        1,600       76,224
                                                                      ----------

     RETAIL (HOME SHOPPING) - 1.26%
     Home Depot, Inc. (The) ..........................       10,300      525,403
                                                                      ----------

     RETAIL (SPECIALTY) - 0.22%
     Office Depot, Inc.+ .............................        1,400       25,956
     Staples, Inc.+ ..................................        2,500       46,750
     Toys "R" Us, Inc.+ ..............................        1,000       20,740
                                                                      ----------
                                                                          93,446
                                                                      ----------

     SERVICES (ADVERTISING/MARKETING) - 0.34%
     Omnicom Group Inc. ..............................        1,600      142,960
                                                                      ----------

     SERVICES (COMMERCIAL & CONSUMER) - 0.66%
     Cendant Corp.+ ..................................        3,300       64,713
     Concord EFS, Inc. ...............................        2,500       81,950
     H&R Block, Inc. .................................        1,000       44,700
     IMS Health Inc. .................................        1,400       27,314
     Paychex, Inc. ...................................        1,700       59,568
                                                                      ----------
                                                                         278,245
                                                                      ----------

     TEXTILES (APPAREL) - 0.17%
     Nike, Inc., Class B .............................        1,300       73,112
                                                                      ----------
     Total Consumer Cyclicals ........................                 4,282,507
                                                                      ----------




                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------


     CONSUMER STAPLES - 12.66%
     BEVERAGES (ALCOHOLIC) - 0.44%
     Anheuser-Busch
     Companies, Inc. .................................        4,100   $  185,361
                                                                      ----------

     BEVERAGES (NON-ALCOHOLIC) - 2.15%
     Coca-Cola Co. (The) .............................       11,300      532,795
     Coca-Cola Enterprises Inc. ......................        2,500       47,350
     PepsiCo, Inc. ...................................        6,600      321,354
                                                                      ----------
                                                                         901,499
                                                                      ----------

     BROADCASTING (TV, CABLE, RADIO) - 2.20%
     AOL Time Warner Inc.+ ...........................       19,850      637,185
     Clear Channel Communications, Inc.+ .............        2,700      137,457
     Comcast Corp., Special Class A+ .................        4,100      147,600
                                                                      ----------
                                                                         922,242
                                                                      ----------

     DISTRIBUTORS (FOOD & HEALTH) - 0.27%
     Costco Wholesale Corp.+ .........................        2,500      110,950
                                                                      ----------
     ENTERTAINMENT - 1.45%
     Viacom Inc., non-voting Class B+ ................        6,900      304,635
     Walt Disney Co. (The) ...........................       14,500      300,440
                                                                      ----------
                                                                         605,075
                                                                      ----------
     FOODS - 1.38%
     Archer-Daniels-Midland Co. ......................        3,045       43,696
     Campbell Soup Co. ...............................        2,000       59,740
     ConAgra Foods, Inc. .............................        2,500       59,425
     General Mills, Inc. .............................        1,300       67,613
     H.J. Heinz Co. ..................................        1,600       65,792
     Kellogg Co. .....................................        1,900       57,190
     Sara Lee Corp. ..................................        3,800       84,474
     SYSCO Corp. .....................................        3,100       81,282
     Wrigley (William) Jr. Co. .......................        1,100       56,507
                                                                      ----------
                                                                         575,719
                                                                      ----------
     HOUSEHOLD PRODUCTS (NON-DURABLES) - 0.10%
     Clorox Co. (The) ................................        1,100       43,505
                                                                      ----------



================================================================================
                                 See accompanying notes to financial statements.
                                                                               7



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------



     PERSONAL CARE - 2.06%
     Avon Products, Inc. .............................        1,200   $   55,800
     Colgate-Palmolive Co. ...........................        2,600      150,150
     Gillette Co. (The) ..............................        5,500      183,700
     Procter & Gamble Co. (The) ......................        6,000      474,780
                                                                      ----------
                                                                         864,430
                                                                      ----------

     RESTAURANTS - 0.49%
     McDonald's Corp. ................................        6,500      172,055
     Starbucks Corp.+ ................................        1,700       32,385
                                                                      ----------
                                                                         204,440
                                                                      ----------

     RETAIL (DRUG STORES) - 0.37%
     Walgreen Co. ....................................        4,600      154,836
                                                                      ----------

     RETAIL (FOOD CHAINS) - 0.63%
     Albertson's, Inc. ...............................        2,500       78,725
     Kroger Co. (The)+ ...............................        3,800       79,306
     Safeway Inc.+ ...................................        2,500      104,375
                                                                      ----------
                                                                         262,406
                                                                      ----------

     TOBACCO - 1.12%
     Philip Morris Companies Inc. ....................       10,200      467,670
                                                                      ----------
     Total Consumer Staples ..........................                 5,298,133
                                                                      ----------

     ENERGY - 4.63%
     OIL (DOMESTIC INTEGRATED) - 1.86%
     Exxon Mobil Corp. ...............................       19,800      778,140
                                                                      ----------
     OIL (INTERNATIONAL INTEGRATED) - 1.67%
     ChevronTexaco Corp. .............................        6,925      620,549
     Conoco Inc. .....................................        2,800       79,240
                                                                      ----------
                                                                         699,789
                                                                      ----------

     OIL & GAS (DRILLING & EXPLORATION) - 0.36%
     Baker Hughes Inc. ...............................        4,100      149,527
                                                                      ----------

     OIL & GAS (EXPLORATION & PRODUCTION) - 0.25%
     Anadarko Petroleum Corp. ........................        1,200       68,220
     Burlington Resources Inc. .......................        1,000       37,540
                                                                      ----------
                                                                         105,760
                                                                      ----------

                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------


     OIL & GAS (REFINING & MINING) - 0.49%
     Occidental Petroleum Corp. ......................        1,700   $   45,101
     Phillips Petroleum Co. ..........................        1,200       72,312
     Unocal Corp. ....................................        1,200       43,284
     USX-Marathon Group ..............................        1,500       45,000
                                                                      ----------
                                                                         205,697
                                                                      ----------
     Total Energy ....................................                 1,938,913
                                                                      ----------

     FINANCIAL - 17.61%
     BANKS (MAJOR REGIONAL) - 2.58%
     AmSouth Bancorp .................................        1,800       34,020
     Bank One Corp. ..................................        5,300      206,965
     BB&T Corp. ......................................        1,900       68,609
     Fifth Third Bancorp .............................        2,500      153,950
     Huntington Bancshares Inc. ......................        1,200       20,628
     Mellon Financial Corp. ..........................        2,500       94,050
     National City Corp. .............................        2,800       81,872
     Northern Trust Corp. ............................        1,000       60,220
     PNC Financial Services Group ....................        1,400       78,680
     Regions Financial Corp. .........................        1,000       30,040
     SouthTrust Corp. ................................        1,500       37,005
     Synovus Financial Corp. .........................        1,300       32,565
     U.S. Bancorp ....................................        8,701      182,112
                                                                      ----------
                                                                       1,080,716
                                                                      ----------

     BANKS (MONEY CENTER) - 4.22%
     Bank of America Corp. ...........................        7,400      465,830
     Bank of New York Co., Inc. (The) ................        3,400      138,720
     FleetBoston Financial Corp. .....................        4,100      149,650
     J.P. Morgan Chase & Co. .........................        8,700      316,245
     KeyCorp .........................................        2,000       48,680
     SunTrust Banks, Inc. ............................        1,400       87,780
     Wachovia Corp. ..................................        6,500      203,840
     Wells Fargo & Co. ...............................        8,100      351,945
                                                                      ----------
                                                                       1,762,690
                                                                      ----------

     CONSUMER FINANCE - 1.19%
     American Express Co. ............................        6,100      217,709
     Household International, Inc. ...................        2,500      144,850
     MBNA Corp. ......................................        3,900      137,280
                                                                      ----------
                                                                         499,839
                                                                      ----------



================================================================================
See accompanying notes to financial statements.
8



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------

     DIVERSIFIED - 1.91%
     Fannie Mae ......................................        4,000   $  318,000
     Freddie Mac .....................................        3,100      202,740
     Morgan Stanley Dean Witter & Co. ................        5,000      279,700
                                                                      ----------
                                                                         800,440
                                                                      ----------

     INSURANCE (BROKERS) - 0.95%
     Hartford Financial Services Group, Inc. (The) ...        4,100      257,603
     Marsh & McLennan Companies, Inc. ................        1,300      139,685
                                                                      ----------
                                                                         397,288
                                                                      ----------

     INSURANCE (LIFE & HEALTH) - 0.59%
     AFLAC Inc. ......................................        2,600       63,856
     Aon Corp. .......................................        1,200       42,624
     MetLife, Inc. ...................................        3,500      110,880
     UnumProvident Corp. .............................        1,100       29,161
                                                                      ----------
                                                                         246,521
                                                                      ----------

     INSURANCE (PROPERTY-CASUALTY) - 4.85%
     Allstate Corp. (The) ............................        3,300      111,210
     American International Group, Inc. ..............        8,989      713,727
     Citigroup Inc. ..................................       23,000    1,161,040
     St. Paul Companies, Inc. (The) ..................        1,000       43,970
                                                                      ----------
                                                                       2,029,947
                                                                      ----------

     INVESTMENT BANKING & BROKERAGE - 0.86%
     Charles Schwab Corp. (The) ......................        6,000       92,820
     Lehman Brothers Holdings Inc. ...................        1,100       73,480
     Merrill Lynch & Co., Inc. .......................        3,700      192,844
                                                                      ----------
                                                                         359,144
                                                                      ----------

     INVESTMENT MANAGEMENT - 0.10%
     Franklin Resources, Inc. ........................        1,200       42,324
                                                                      ----------
     SAVINGS & LOANS - 0.36%
     Charter One Financial, Inc. .....................        1,050       28,506
     Washington Mutual, Inc. .........................        3,750      122,625
                                                                      ----------
                                                                         151,131
                                                                      ----------
     Total Financial .................................                 7,370,040
                                                                      ----------




                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------



     HEALTHCARE - 14.95%
     BIOTECHNOLOGY - 0.75%
     Amgen Inc.+ .....................................        4,700   $  265,268
     MedImmune, Inc.+ ................................        1,000       46,350
                                                                      ----------
                                                                         311,618
                                                                      ----------

     DRUGS (GENERIC) - 0.42%
     Cardinal Health, Inc. ...........................        1,950      126,087
     McKesson Corp. ..................................        1,300       48,620
                                                                      ----------
                                                                         174,707
                                                                      ----------

     DRUGS (MAJOR PHARMACEUTICALS) - 11.52%
     Abbott Laboratories .............................        7,100      395,825
     Allergan, Inc. ..................................        1,000       75,050
     American Home Products Corp. ....................        6,000      368,160
     Bristol-Myers Squibb Co. ........................        8,900      453,900
     Eli Lilly & Co. .................................        5,300      416,262
     Johnson & Johnson ...............................       13,878      820,190
     Merck & Co., Inc. ...............................       10,500      617,400
     Pfizer Inc. .....................................       29,700    1,183,545
     Pharmacia Corp. .................................        5,900      251,635
     Schering-Plough Corp. ...........................        6,700      239,927
                                                                      ----------
                                                                       4,821,894
                                                                      ----------


     HOSPITAL MANAGEMENT - 0.44%
     HCA Inc. ........................................        2,500       96,350
     Tenet Healthcare Corp.+ .........................        1,500       88,080
                                                                      ----------
                                                                         184,430
                                                                      ----------

     MANAGED CARE - 0.26%
     UnitedHealth Group Inc. .........................        1,500      106,155
                                                                      ----------
     MEDICAL PRODUCTS - 1.50%
     Baxter International Inc. .......................        2,800      150,164
     Becton, Dickinson & Co. .........................        1,200       39,780
     Boston Scientific Corp.+ ........................        2,500       60,300
     Guidant Corp.+ ..................................        1,400       69,720
     Medtronic, Inc. .................................        5,500      281,655
     Zimmer Holdings, Inc.+ ..........................          890       27,181
                                                                      ----------
                                                                         628,800
                                                                      ----------

     SPECIALIZED SERVICES - 0.06%
     Healthsouth Corp.+ ..............................        1,800       26,676
                                                                      ----------
     Total Healthcare ................................                 6,254,280
                                                                      ----------


================================================================================
                                 See accompanying notes to financial statements.
                                                                               9



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------




     TECHNOLOGY - 20.34%
     Communication Equipment - 0.66%
     Lucent Technologies Inc. ........................       11,600   $   72,964
     QUALCOMM Inc.+ ..................................        4,000      202,000
                                                                      ----------
                                                                         274,964
                                                                      ----------

     COMPUTERS (HARDWARE) - 5.78%
     Apple Computer, Inc.+ ...........................        1,500       32,850
     Dell Computer Corp.+ ............................       11,800      320,724
     Hewlett-Packard Co. .............................        9,100      186,914
     International Business Machines Corp. ...........       14,500    1,753,920
     Sun Microsystems, Inc.+ .........................       10,000      123,400
                                                                      ----------
                                                                       2,417,808
                                                                      ----------

     COMPUTERS (NETWORKING) - 1.30%
     Cisco Systems, Inc.+ ............................       30,000      543,300
                                                                      ----------
     COMPUTERS (SOFTWARE & SERVICES) - 7.25%
     Adobe Systems Inc. ..............................        1,100       34,155
     BMC Software, Inc.+ .............................        1,100       18,007
     Computer Associates International, Inc. .........        2,700       93,123
     Compuware Corp.+ ................................        1,700       20,043
     First Data Corp. ................................        1,900      149,055
     Intuit Inc.+ ....................................        2,000       85,520
     Microsoft Corp.+ ................................       33,800    2,239,926
     Oracle Corp.+ ...................................       25,200      348,012
     Yahoo! Inc.+ ....................................        2,500       44,350
                                                                      ----------
                                                                       3,032,191
                                                                      ----------

     ELECTRONICS (COMPONENT DISTRIBUTION) - 0.41%
     Emerson Electric Co. ............................        2,000      114,200
     Sanmina-SCI Corp.+ ..............................        3,000       59,700
                                                                      ----------
                                                                         173,900
                                                                      ----------

     ELECTRONICS (SEMICONDUCTORS) - 3.36%
     Altera Corp.+ ...................................        1,900       40,318
     Analog Devices, Inc.+ ...........................        1,700       75,463
     Conexant Systems, Inc.+ .........................        1,100       15,796
     Intel Corp. .....................................       30,200      949,790
     LSI Logic Corp.+ ................................        1,500       23,670
     Micron Technology, Inc.+ ........................        2,600       80,600
     Texas Instruments Inc. ..........................        7,900      221,200
                                                                      ----------
                                                                       1,406,837
                                                                      ----------




Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------


     EQUIPMENT (SEMICONDUCTORS) - 0.66%
     Applied Materials, Inc.+ ........................        3,700   $  148,370
     Linear Technology Corp. .........................        1,500       58,560
     Maxim Integrated Products, Inc.+ ................        1,300       68,263
                                                                      ----------
                                                                         275,193
                                                                      ----------

     PHOTOGRAPHY/IMAGING - 0.10%
     Eastman Kodak Co. ...............................        1,400       41,202
                                                                      ----------
     SERVICES (DATA PROCESSING) - 0.82%
     Automatic Data Processing, Inc. .................        2,900      170,810
     Electronic Data Systems Corp. ...................        2,500      171,375
                                                                         342,185
                                                                      ----------
     Total Technology ................................                 8,507,580
                                                                      ----------

     TRANSPORTATION - 0.77%
     AIR FREIGHT - 0.16%
     FedEx Corp.+ ....................................        1,300       67,444
                                                                      ----------
     AIRLINES - 0.17%
     Southwest Airlines Co. ..........................        3,750       69,300
                                                                      ----------
     RAILROADS - 0.44%
     Burlington Northern
     Santa Fe Corp. ..................................        1,900       54,207
     CSX Corp. .......................................        1,000       35,050
     Norfolk Southern Corp. ..........................        1,800       32,994
     Union Pacific Corp. .............................        1,100       62,700
                                                                      ----------
                                                                         184,951
                                                                      ----------
     Total Transportation ............................                   321,695
                                                                      ----------



================================================================================
See accompanying notes to financial statements.
10



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2001 (CONTINUED)
--------------------------------------------------------------------------------

                                                             No. of      Value
Description                                                  Shares    (Note A)
--------------------------------------------------------------------------------


     UTILITIES - 3.16%
     ELECTRIC COMPANIES - 2.42%
     American Electric Power Co., Inc. ...............        1,500   $   65,295
     Consolidated Edison, Inc. .......................        1,000       40,360
     Dominion Resources, Inc. ........................        1,100       66,110
     Duke Energy Corp. ...............................        9,000      353,340
     Edison International+ ...........................        1,500       22,650
     Entergy Corp. ...................................        1,100       43,021
     Exelon Corp. ....................................        1,500       71,820
     FirstEnergy Corp. ...............................        1,100       38,478
     NiSource Inc. ...................................        1,000       23,060
     Progress Energy, Inc. ...........................        1,000       45,030
     Reliant Energy, Inc. ............................        1,400       37,128
     Sempra Energy ...................................        1,000       24,550
     Southern Co. (The) ..............................        3,100       78,585
     TXU Corp. .......................................        1,200       56,580
     Xcel Energy, Inc. ...............................        1,600       44,384
                                                                      ----------
                                                                       1,010,391
                                                                      ----------

     NATURAL GAS - 0.69%
     Dynegy Inc., Class A ............................        1,500       38,250
     El Paso Corp. ...................................        2,500      111,525
     PG&E Corp.+ .....................................        1,800       34,632
     Public Service Enterprises Group Inc. ...........        1,000       42,190
     Williams Companies, Inc. (The) ..................        2,500       63,800
                                                                      ----------
                                                                         290,397
                                                                      ----------

     POWER PRODUCTS (INDEPENDENT) - 0.05%
     Mirant Corp+ ....................................        1,232       19,736
                                                                      ----------
     Total Utilities .................................                 1,320,524
                                                                      ----------
     Total United States
       (cost - $44,698,690) ..........................                42,975,913
                                                                      ----------
     Total Equity Securities
       (cost - $47,483,640) ..........................                45,564,244
                                                                     ===========



                                                  Principal
                                                   Amount                Value
Description                                        (000's)             (Note A)
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 1.45%
REPURCHASE AGREEMENT - 1.45%
     Bear, Stearns & Co. Inc.
     (Agreement dated 12/31/01 to
     be repurchased at $606,080),
     1.65%, 01/02/02 (cost - $606,024)
     (Note F) ........................................     $606      $  606,024
                                                                     ----------
TOTAL INVESTMENTS - 110.33%
  (cost - $48,089,664)
  (Notes A, C) .......................................               46,170,268
                                                                     ----------

LIABILITIES IN EXCESS OF CASH
AND OTHER ASSETS - (10.33)% ..........................               (4,322,826)

NET ASSETS - 100.00% .................................              $41,847,442

                                                                    ===========
----------
+ Security is non-income producing.
ADR American Depositary Receipts.


================================================================================
                                 See accompanying notes to financial statements.
                                                                              11



--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost $48,089,664) (Note A) .....................   $ 46,170,268
Cash collateral received for securities loaned (Note E) ...............        755,986
Receivables:
        Dividends .....................................................         44,217
        Interest ......................................................            778
Prepaid expenses ......................................................          1,211
                                                                          ------------
Total Assets ..........................................................     46,972,460
                                                                          ------------
LIABILITIES
Payables:
        Distribution to shareholders (Note A) .........................      4,228,516
        Upon return of securities loaned (Note E) .....................        755,986
        Investment management fees (Note B) ...........................         48,601
        Other accrued expenses ........................................         91,915
                                                                          ------------
Total Liabilities .....................................................      5,125,018
                                                                          ------------
NET ASSETS (applicable to 4,228,516 shares of common stock outstanding)   $ 41,847,442
                                                                          ============

NET ASSET VALUE PER SHARE ($41,847,442 / 4,228,516) ...................   $       9.90
                                                                          ============
NET ASSETS CONSISTS OF
Capital stock, $0.001 par value; 4,228,516 shares outstanding
        (100,000,000 shares authorized) ...............................   $      4,229
Paid-in capital .......................................................     62,101,955
Cost of 203,900 shares repurchased ....................................     (1,947,040)
Distributions in excess of net investment income ......................     (4,221,130)
Accumulated net realized loss on investments and
        foreign currency related transactions .........................    (12,171,176)
Net unrealized depreciation in value of investments ...................     (1,919,396)
                                                                          ------------
Net assets applicable to shares outstanding ...........................   $ 41,847,442
                                                                          ============



================================================================================
See accompanying notes to financial statements.
12


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------


INVESTMENT INCOME
Income (Note A):
        Dividends ............................................      $   642,453
        Interest .............................................          132,919
        Less: Foreign taxes withheld .........................           (3,483)
                                                                    -----------
        Total Investment Income ..............................          771,889
                                                                    -----------

Expenses:
        Investment management fees (Note B) ..................          331,733
        Audit and legal fees (Note B) ........................          122,560
        Directors' fees ......................................           86,809
        Administration fees ..................................           58,976
        Printing .............................................           54,029
        Accounting fees ......................................           43,425
        Custodian fees .......................................           30,124
        Transfer agent fees ..................................           25,015
        NYSE listing fees ....................................           23,873
        Insurance ............................................           15,558
        Other ................................................           17,061
                                                                    -----------
        Total Expenses .......................................          809,163
        Less: Fees paid indirectly (Note B) ..................          (42,694)
        Less: Management fee waivers (Note B) ................           (1,966)
                                                                    -----------
                Net Expenses .................................          764,503
                                                                    -----------
        Net Investment Income ................................            7,386
                                                                    -----------
NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
Net realized gain/(loss) from:
        Investments ..........................................       (4,384,962)
        Foreign currency related transactions ................              234
Net change in unrealized appreciation in value
   of investments and translation of other
   assets and liabilities denominated in
   foreign currency ..........................................       (2,439,912)
                                                                    -----------
Net realized and unrealized loss on investments
   and foreign currency related transactions .................       (6,824,640)
                                                                    -----------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........      $(6,817,254)
                                                                    ===========

================================================================================
                                 See accompanying notes to financial statements.
                                                                              13


--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 For the Years Ended
                                                                     December 31,
                                                                 2001            2000
                                                            ----------------------------

DECREASE IN NET ASSETS
Operations:
        Net investment income/(loss) ....................   $      7,386    $    (38,625)
        Net realized loss on investments and
          foreign currency related transactions .........     (4,384,728)     (7,140,430)
        Reimbursement from adviser ......................           --            86,640
        Net change in unrealized appreciation in
          value of investments and translation of
          other assets and liabilities denominated
          in foreign currency ...........................     (2,439,912)     (7,125,666)
                                                            ------------    ------------


                Net decrease in net assets resulting
                    from operations .....................     (6,817,254)    (14,218,081)
                                                            ------------    ------------


Dividends and distributions to shareholders (Note A):
        Net investment income ...........................           --            (3,607)
        Net realized gain on investments and
          foreign currency related transactions .........           --        (1,168,685)
        In excess of net investment income ..............     (4,228,516)           --
                                                            ------------    ------------

        Total dividends and distributions to shareholders     (4,228,516)     (1,172,292)
                                                            ------------    ------------


Capital stock transactions (Note D):
        Cost of 203,900 and 651,800 shares repurchased,
          respectively ..................................     (1,947,040)     (8,378,956)
                                                            ------------    ------------


        Total decrease in net assets ....................    (12,992,810)    (23,769,329)
                                                            ------------    ------------

NET ASSETS
Beginning of year .......................................     54,840,252      78,609,581
                                                            ------------    ------------


End of year .............................................   $ 41,847,442    $ 54,840,252
                                                            ============    ============


================================================================================
See accompanying notes to financial statements.
14


================================================================================
PROGRESSIVE RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                           For the Years Ended December 31,
                                                           2001            2000           1999           1998             1997
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of year .................   $    12.37       $   15.46     $    18.31     $     19.45      $     17.43

Net investment income/(loss) .......................         -- #*          (0.01)#         0.09#           0.12             0.05
Net realized and unrealized gain/(loss) on
investments and foreign currency
related transactions ...............................        (1.55)          (3.17)         (0.90)           4.43+            6.11+

Net increase/(decrease) in net assets
from operations ....................................        (1.55)          (3.18)         (0.81)           4.55             6.16

Dividends and distributions to shareholders:
        Net investment income ......................          --              --*          (0.08)          (0.07)           (0.01)
        Net realized gain on investments and foreign
                currency related transactions ......          --            (0.26)         (2.08)          (5.62)           (4.13)
        In excess of net investment income .........        (1.00)            --              --              --             --

Total dividends and distributions to shareholders ..        (1.00)          (0.26)         (2.16)          (5.69)           (4.14)

Anti-dilutive effect due to capital
stock repurchased ..................................         0.08          0.35             0.12             --              --

Net asset value, end of year .......................   $     9.90       $   12.37     $    15.46     $     18.31      $     19.45

Market value, end of year ..........................   $     8.950      $   9.500     $   13.063     $    15.625      $    15.813

Total investment return (a) ........................         4.04%         (27.27)%        (1.84)%         32.56%           43.21%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted) ..............   $   41,847       $  54,840     $   78,609     $    98,084      $   103,444
Ratio of expenses to average net assets,
net of fee waivers .................................         1.63%(b)        2.46%          2.10%           1.50%            1.56%
Ratio of expenses to average net assets,
excluding fee waivers, if any ......................         1.73%(c)        2.65%          2.28%           1.66%            1.73%
Ratio of expenses to average net assets,
net of fee waivers but excluding fees paid
indirectly, if any .................................         1.72%            --              --              --              --
Ratio of net investment income/(loss) to
average net assets .................................         0.02%          (0.06)%         0.59%           0.51%            0.23%
Portfolio turnover rate ............................        36.17%          38.13%         39.60%          48.52%           72.25%








                                                            1996           1995           1994            1993           1992

PER SHARE OPERATING
PERFORMANCE
Net asset value, beginning of year .................   $    13.29      $   14.33      $    12.52     $      8.90     $    10.77

Net investment income/(loss) .......................         0.11           0.17            0.06            0.07           0.11
Net realized and unrealized gain/(loss) on
investments and foreign currency
related transactions ...............................         4.11          (1.03)           1.81            3.55          (1.92)

Net increase/(decrease) in net assets
from operations ....................................         4.22          (0.86)           1.87            3.62          (1.81)

Dividends and distributions to shareholders:
        Net investment income ......................        (0.08)         (0.15)          (0.06)             --          (0.06)
        Net realized gain on investments and foreign
                currency related transactions ......          --           (0.03)             --              --             --
        In excess of net investment income .........          --              --              --              --             --

Total dividends and distributions to shareholders ..        (0.08)         (0.18)          (0.06)             --          (0.06)

Anti-dilutive effect due to capital
stock repurchased ..................................          --              --              --              --             --

Net asset value, end of year .......................   $    17.43      $   13.29      $    14.33     $     12.52     $     8.90

Market value, end of year ..........................   $   13.750      $  11.125      $   13.875     $    14.125     $    8.000

Total investment return (a) ........................        24.28%        (18.65)%         (1.35)%         76.56%        (17.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000 omitted) ..............   $   92,399      $  70,431      $   75,908     $    66,351     $   47,134
Ratio of expenses to average net assets,
net of fee waivers .................................         1.62%           1.58%          1.41%           1.97%          1.92%
Ratio of expenses to average net assets,
excluding fee waivers, if any ......................         1.81%           1.76%          1.59%           2.00%            --
Ratio of expenses to average net assets,
net of fee waivers but excluding fees paid
indirectly, if any .................................          --              --              --              --             --
Ratio of net investment income/(loss) to
average net assets .................................         0.75%          1.18%           0.43%           0.66%          1.07%
Portfolio turnover rate ............................        35.94%         35.73%          15.47%          24.47%         39.07%

-------------
     + Includes $0.02 and $0.01 per share decrease to the Fund's net asset value resulting from the dilutive impact of shares issued pursuant to the Fund's dividend reinvestment plan in 1998 and 1997, respectively.
     #    Based on average shares outstanding.
     *    Amount is less than $0.01 per share.
     (a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
     (b)  Expenses are net of fees paid indirectly.
     (c)  Expenses exclude fees paid indirectly.

================================================================================
                                 See accompanying notes to financial statements.
                                                                              15

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

Progressive Return Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. As a result of a Special Meeting of Stockholders held on December 15, 2000, the Fund, formerly known as The Portugal Fund, Inc., changed its name and investment objective. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing substantially all of its assets in equity securities of U.S. and non-U.S. companies and U.S. dollar denominated debt securities. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities are valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2001, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated weekly and on the last business day of the month with the exception of those days on which the New York Stock Exchange is closed.

REPURCHASE AGREEMENTS: The Fund has agreed to purchase securities from financial institutions subject to the sellers agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers, which Cornerstone Advisors, Inc. (the Fund's "Manager" or "Cornerstone") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Cornerstone monitors the daily mark to market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes. For U.S. federal income tax purposes, realized capital losses incurred after

================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

October 31, 2001 within the current fiscal year are deemed to arise on the first day of the next fiscal year. The Fund elected to defer such losses of $263,892. The Fund has a capital loss carryforward of $11,780,944, of which $1,587,989 expires in 2008 and $10,192,955 expires in 2009. Differences between capital loss carryforwards on a book and tax basis primarily relate to timing of the recognition of gains for U.S. federal income tax purposes. There is no undistributable ordinary income on a tax basis.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryforwards, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Board of Directors of the Fund may, if it is determined to be in the best interest of the Fund and its shareholders, from time to time authorize and declare distributions that may be substantially characterized as a return of capital.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

NOTE B. AGREEMENTS

At the Annual Meeting of Stockholders of the Fund held on April 19, 2001, stockholders approved a new investment management agreement by and between Cornerstone and the Fund. As a result, Cornerstone commenced its performance of the investment management services with respect to the Fund's portfolio securities, and the temporary internal management of the Fund's portfolio securities automatically ceased.

Effective April 19, 2001, Cornerstone serves as the Fund's investment manager with respect to all investments. As compensation for its investment management services, Cornerstone receives from the Fund an annual fee, calculated weekly and paid monthly, equal to 1.00% of the Fund's average weekly net assets. Cornerstone has voluntarily agreed to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to 1.65% (on an annualized basis) of the Fund's average net assets for the fiscal period from April 19, 2001 through December 31, 2001. For the period April 19, 2001 through December 31, 2001, Cornerstone earned $331,733 for investment management services, of which Cornerstone waived $1,966.

For the period January 1, 2001 through April 18, 2001, portfolio securities were managed by Messrs. Ralph W. Bradshaw and William A. Clark, a current and former director of the Fund, respectively. Internal management fees for this period of $30,466 are included in Directors' fees on the Statement of Operations. During such period the Fund assumed all of its own operating expenses.

Included in the Statement of Operations, under the caption Fees paid indirectly, are expense offsets of $42,694 arising from credits earned on portfolio transactions executed with a broker pursuant to a directed brokerage arrangement.

The Fund paid or accrued approximately $86,000 for the year ended December 31, 2001 for legal services to Spitzer & Feldman P.C., counsel to the Fund. Mr. Westle, a partner of the firm, serves as secretary of the Fund.


================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


At December 31, 2001, pursuant to regulatory filings, a single shareholder and his affiliates owned approximately 59% of the outstanding shares of the Fund based on a Schedule 13G/A filing with the Securities and Exchange Commission on February 15, 2002.

NOTE C. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 2001 was $48,216,238. Accordingly, the net unrealized depreciation of investments of $2,045,970 was composed of gross appreciation of $2,530,835 for those investments having an excess of value over cost and gross depreciation of $4,576,805 for those investments having an excess of cost over value.

For the year ended December 31, 2001, purchases and sales of securities, other than short-term investments, were $52,474,173 and $16,327,346, respectively.

NOTE D. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors had authorized the repurchase of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment.

Effective October 22, 1999, the Fund committed to engage in an enhanced and aggressive repurchase program of the Fund's shares whenever those shares trade at more than a nominal discount to net asset value. Shares will be repurchased in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek its investment objective. The repurchase program will be subject to review by the Board of Directors of the Fund.

For the year ended December 31, 2001, the Fund repurchased 203,900 of its shares for a total cost of $1,947,040 at a weighted average discount of 15.67% from net asset value. The discount of the individual repurchases ranged from 8.62% - 20.86%. For the year ended December 31, 2000, the Fund repurchased 651,800 of its shares for a total cost of $8,378,956 at a weighted average discount of 16.86% from net asset value. The discount of the individual repurchases ranged from 13.30% - 24.20%. No limit has been placed on the number of shares to be purchased by the Fund other than those imposed by federal securities laws. All purchases will be made in accordance with federal securities laws, with shares repurchased held in treasury, effective January 1, 2001.

NOTE E. SECURITIES LENDING

To generate additional income, the Fund may lend up to 331/3% of its portfolio's assets. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn interest on the investment of cash collateral. Loans are subject to termination by the Fund or the borrower at any time, and are therefore, not considered to be illiquid investments. Loans of securities are required at all times to be secured by collateral equal to at least 100% of the market value of securities on loan. However, in the event of default or bankruptcy of the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return securities, and collateral maintained by the lender is insufficient to cover the value of loaned securities, the borrower is obligated to pay the amount of the shortfall (and interest thereon) to the Fund. However, there can be no assurance the Fund can recover this amount. The value of securities on loan to brokers and the related collateral received at December 31, 2001 was $717,864 and $755,986,


================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

respectively. Any cash collateral received is reinvested into repurchase agreements, which in turn are collateralized by various U.S. Government and Agency securities. During the year ended December 31, 2001, the Fund earned $1,630 in securities lending income which is included under the caption Interest in the Statement of Operations.

NOTE F. COLLATERAL FOR REPURCHASE AGREEMENT

Listed below is the collateral associated with the repurchase agreement with Bear, Stearns & Co. Inc. outstanding at December 31, 2001.

                             Principal
                              Amount  Interest                Accrued    Market
Issuer                       (000's)    Rate       Maturity   Interest    Value
------                       -------    ----       --------   --------    -----

United States
        Treasury Bond        $605       3.625%     4/15/28    $4,630    $617,475

NOTE G. SETTLEMENT OF LEGAL ACTION

In December 2000, the Fund reached a settlement which was approved by the court in the class action lawsuit in which it was a defendant along with its former investment adviser, Credit Suisse Asset Management Inc. ("CSAM") and the Fund's former directors (Brautigam v. Priest et al.). As a result, the Fund paid to the plaintiff's attorney $100,000 in fees and expenses and agreed to engage in certain business practices under the agreed settlement. The complaint, initially filed on June 10, 1999 in the United States District Court for the District of Delaware and thereafter transferred to the United States District Court for the Southern District of New York, alleged that the defendants breached their fiduciary duties to the Fund in violation of Sections 36 and 48 of the 1940 Act and Maryland law, by, inter alia, failing to put the interests of the Fund's shareholders before those of others, failing to take steps to reduce or eliminate the discount to net asset value at which shares of the Fund trade, and postponing the annual meeting of the Fund. In addition to plaintiff's attorney's fees mentioned above, the Fund incurred approximately $200,000 in legal expenses as a result of the lawsuit, of which approximately $145,000 was reimbursed to CSAM. Such amounts were accrued and paid by the Fund during the fiscal year ended December 31, 2000.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of Progressive Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Progressive Return Fund, Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provided a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
February 18, 2002

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)
--------------------------------------------------------------------------------

Shareholders who have Shares registered directly in their own names automatically participate in the Fund's Dividend Reinvestment & Cash Purchase Plan (the "Plan"), unless and until an election is made to withdraw from the Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should so notify American Stock Transfer & Trust Co. (the "Agent") at 59 Maiden Lane, New York, NY 10038. Under the Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below.

When the Fund declares an income dividend or a capital gain or other distribution (each, a "Dividend" and collectively, "Dividends"), the Agent, on the shareholders' behalf, will: (i) receive additional authorized shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock ("Newly Issued Shares") or, (ii) at the sole discretion of the Board of Directors, be authorized to purchase outstanding shares on the open market, on the NYSE or elsewhere, with cash allocated to it by the Fund ("Open Market Purchases").

Shares acquired by the Agent in Open Market Purchases will be allocated to the reinvesting shareholders based on the average cost of such Open Market Purchases. Alternatively, the Agent will allocate Newly Issued Shares to the reinvesting shareholders at a price equal to the average closing price of the Fund over the five trading days preceding the payment date of such dividend.


Registered shareholders who acquire their shares through Open Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Plan may withdraw from the Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares credited to his/her account under the Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.

The Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Plan, the Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Plan



================================================================================

--------------------------------------------------------------------------------
DESCRIPTION OF DIVIDEND REINVESTMENT & CASH PURCHASE PLAN (UNAUDITED)
                                                                     (CONCLUDED)
--------------------------------------------------------------------------------

are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and pro-rating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 30% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Plan by written notice to participants. All correspondence concerning the Plan should be directed to the Agent at the address referred to in the first paragraph of this section.









--------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (unaudited)
--------------------------------------------------------------------------------

Name and                 Position(s)                   Principal Occupation                         Position With
Address (Age)            Held with Fund                Over Last 5 Years                            Fund Since
------------------------------------------------------------------------------------------------------------------

Ralph W. Bradshaw* (51)  Chairman of the               President, Director and Shareholder of 1999; current
One West Pack Square     Board of Directors            Cornerstone Advisors, Inc.; Financial        term ends at
Suite 1650               and President                 Consultant; Vice President, Deep             the 2002
Asheville, NC 28801                                    Discount Advisors, Inc. (1993-1999);         Annual
                                                       Director of The Austria Fund, Inc.,          Meeting.
                                                       The SmallCap Fund, EIS Fund, Inc.,
                                                       The Cornerstone Strategic Return Fund, Inc.,
                                                       and Cornerstone Strategic Value Fund, Inc.

Thomas H. Lenagh (79)    Director                      Chairman of the Board of Inrad Corp.;        2001; current
13 Allen's Corner Rd.                                  Independent Financial Adviser; Director of   term ends at
Flemington, NJ 08822                                   The Cornerstone Strategic Return Fund, Inc., the 2004
                                                       Cornerstone Strategic Value Fund, Inc.,      Annual
                                                       Gintel Fund, The Adams Express Company       Meeting.
                                                       and Petroleum and Resources Corporation,
                                                       ICN Pharmaceuticals International.

Edwin Meese III (70)     Director                      Distinguished Fellow, The Heritage           1999; current
The Heritage Foundation                                Foundation, Washington D.C.; Distinguished   term ends at
214 Massachusetts Ave NE                               Visiting Fellow at the Hoover Institution,   the 2002
Washington D.C. 20002                                  Stanford University; Distinguished Senior    Annual
                                                       Fellow at the Institute of United States     Meeting.
                                                       Studies, University of London; Formerly U.S.
                                                       Attorney General under President Ronald Reagan;
                                                       Director of The Cornerstone Strategic Return
                                                       Fund, Inc., Cornerstone Strategic Value Fund,
                                                       Inc. and Perregrine Corporation (2001).



================================================================================
22

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (unaudited)
                                                                     (CONTINUED)
--------------------------------------------------------------------------------

Name and                 Position(s)                   Principal Occupation                         Position With
Address (Age)            Held with Fund                Over Last 5 Years                            Fund Since
------------------------------------------------------------------------------------------------------------------


Scott B. Rogers (46)     Director                      Chief Executive Officer, Asheville Buncombe  2000; current
30 Cumberland Ave.                                     Community Christian Ministry; President,     term ends at
Asheville, NC 28801                                    ABCCM Doctor's Medical Clinic; Director,     the 2003
                                                       Southeastern Jurisdiction Urban Networkers;  Annual
                                                       Director, A-B Vision Board, Appointee, NC    Meeting.
                                                       Governor's Commission on Welfare to Work;
                                                       Chairman and Director, Recycling Unlimited;
                                                       Director, Interdenominational Ministerial
                                                       Alliance; Director of The Cornerstone Strategic
                                                       Return Fund, Inc., Cornerstone Strategic
                                                       Value Fund, Inc., and EIS Fund, Inc.

Andrew A. Strauss (48)   Director                      Attorney and senior member of Strauss &      2000; current
77 Central Avenue                                      Associates, P.A., Attorneys, Asheville and   term ends at
Suite F                                                Hendersonville, NC; previous President of    the 2004
Asheville, NC 28801                                    White Knight Healthcare, Inc. and LMV        Annual
                                                       Leasing, Inc., a wholly owned subsidiary of  Meeting.
                                                       Xerox Credit Corporation; Director of
                                                       The Cornerstone Strategic Return Fund, Inc.,
                                                       Cornerstone Strategic Value Fund, Inc.,
                                                       EIS Fund, Inc., Memorial Mission Hospital
                                                       Foundation and Deerfield Episcopal
                                                       Retirement Community.

Glenn W. Wilcox, Sr. (70)Director                      Chairman of the Board and Chief Executive    2000; current
One West Pack Square                                   Officer of Wilcox Travel Agency; Director,   term ends at
Suite 1700                                             Champion Industries, Inc.; Chairman of Tower the 2003
Asheville, NC 28801                                    Associates, Inc. (a real estate venture);    Annual
                                                       Member of the Board of Wachovia Corp.;       Meeting.
                                                       Board Trustee and Chairman, Appalachian
                                                       State University; Board Trustee and Director,
                                                       Mars Hill College; Director of The Cornerstone
                                                       Strategic Return Fund, Inc., Cornerstone Strategic
                                                       Value Fund, Inc., and EIS Fund, Inc.

Gary A. Bentz (45)       Vice President                Director and Shareholder of Cornerstone      2001
One West Pack Square     and Treasurer                 Advisors, Inc.; Independent Financial,
Suite 1650                                             Accounting, Investment Consultant and
Asheville, NC 28801                                    Certified Public Accountant; Vice President,
                                                       Deep Discount Advisors, Inc. (1993-2000);
                                                       Director of The Austria Fund, Inc.; Director,
                                                       Vice President and Treasurer of EIS Fund, Inc.;
                                                       Vice President and Treasurer of The Cornerstone
                                                       Strategic Return Fund, Inc. and Cornerstone
                                                       Strategic Value Fund, Inc.


================================================================================

                                                                              23

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION REGARDING THE FUND'S DIRECTORS AND OFFICERS (unaudited)
                                                                     (CONCLUDED)
--------------------------------------------------------------------------------

Name and                 Position(s)                   Principal Occupation                         Position With
Address (Age)            Held with Fund                Over Last 5 Years                            Fund Since
------------------------------------------------------------------------------------------------------------------

Thomas R. Westle (48)    Secretary                     Partner, Spitzer & Feldman P.C. (May 1998 -  2000
405 Park Avenue present)                               prior thereto; a Partner at Battle
New York, NY 10022                                     Fowler LLP.



-------------
* Designates a director who is an "interested person" of the Fund as defined by the Investment Company Act of 1940. Mr. Bradshaw is an interested person of the Fund by virtue of his current position as Chairman of the Board of Directors and Investment Manager of the Fund.




--------------------------------------------------------------------------------
SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund-- Progressive Return Fund, Inc. is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing substantially all of its assets in equity securities of U.S. and non-U.S. companies and U.S. dollar denominated debt securities. The Fund is managed by Cornerstone Advisors, Inc.

On February 13, 2002, the Board of Directors of the Fund adopted certain amendments to the Fund's Bylaws. The amendments reduce the quorum requirement for shareholders' meetings from a majority to one-third, and require a shareholder to provide written notice to the Secretary of the Fund of any proposal which the shareholder wishes to raise at an annual meeting of shareholders which was not included in the Fund's proxy materials at least 90 calendar days in advance of the date of the mailing of the notice for the preceding year's annual meeting. The amendments also impose a 90 calendar day advance written notice requirement on shareholders who wish to introduce at any meeting of shareholders a nominee for election as a director. The notice provisions were adopted to afford shareholders a fair opportunity to present matters for consideration at annual meetings while ensuring that the Fund and its directors will have a reasonable opportunity to thoughtfully consider the matters proposed. Please contact the Secretary of the Fund for additional information about the advance notice requirements if you are considering presenting a proposal at an annual meeting.


--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The Fund is listed on the New York Stock Exchange (symbol "PGF"). The share price is published in: The New York Times (daily) under the designation "ProgRetFd" and The Wall Street Journal (daily) and Barron's (each Monday) under the designation "PrgrssvRetFd." The net asset value per share is published under "Closed-End Funds" each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's under the designation "ProgessvFd."



--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Progressive Return Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------



================================================================================

--------------------------------------------------------------------------------
PRIVACY POLICY NOTICE
--------------------------------------------------------------------------------

The following is a description of Progressive Return Fund, Inc.'s (the "Fund") policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

     1. Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

     2. Information about the Consumer's transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.


May 2001






================================================================================

                         PROGRESSIVE RETURN FUND, INC.

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DIRECTORS AND CORPORATE OFFICERS
Ralph W. Bradshaw                            Chairman of the Board of
                                             Directors and President
Thomas H. Lenagh                             Director
Edwin Meese III                              Director
Scott B. Rogers                              Director
Andrew A. Strauss                            Director
Glenn W. Wilcox, Sr.                         Director
Gary A. Bentz                                Vice President and Treasurer
Thomas R. Westle                             Secretary

INVESTMENT MANAGER                           SHAREHOLDER SERVICING AGENT
Cornerstone Advisors, Inc.                   American Stock Transfer &
One West Pack Square                         Trust Co.
Suite 1650                                   59 Maiden Lane
Asheville, NC 28801                          New York, NY 10038

ADMINISTRATOR                                INDEPENDENT ACCOUNTANTS
Bear Stearns Funds                           PricewaterhouseCoopers LLP
        Management Inc.                      Two Commerce Square
383 Madison Avenue                           Philadelphia, PA 19103
New York, NY 10179
                                             LEGAL COUNSEL
CUSTODIAN                                    Spitzer & Feldman P.C.
Custodial Trust Company                      405 Park Avenue
101 Carnegie Center                          New York, NY 10022
Princeton, NJ 08540

EXECUTIVE OFFICES
383 Madison Avenue
New York, NY 10179

For shareholder inquiries, registered shareholders should call (800) 937-5449. For general inquiries, please call (212) 272-2093.




                                      PGF
                                     LISTED
                                    NYSE(R)







This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.





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